UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 15, 2020

Everest Re Group, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-15731	98-0365432

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Seon Place – 4th Floor 141 Front Street PO Box HM 845 HamiltonHM 19, Bermuda		Not Applicable

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 441-295-0006

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol(s)	Name of Exchange where registered
Common Shares, $0.01 par value	RE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election or Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the 2020 Annual General Meeting of Shareholders of Everest Re Group, Ltd. (the “Company”) held on May 11, 2020, the Company’s shareholders approved the Everest Re Group, Ltd. 2020 Stock Incentive Plan (the “2020 Plan”) to replace the expiring Everest Re Group, Ltd. 2010 Stock Incentive Plan. A more complete description of the 2020 Plan is contained in the Company’s proxy statement dated April 9, 2020 (the "2020 Proxy Statement") as filed with the Securities and Exchange Commission, under the heading "Proposal No. 4—Approval of the Everest Re Group, Ltd. 2020 Stock Incentive Plan," which section is hereby incorporated herein by reference. The 2020 Plan provides for the grant of non-qualified and incentive stock options, stock appreciation rights, restricted stock, and stock awards. Awards may be granted under the 2020 Plan to employees as defined under the 2020 Plan. The total number of shares that may be granted under the 2020 Plan is 1,400,000 subject to the provisions of the 2020 Plan. The descriptions of the 2020 Plan set forth herein and in the 2020 Proxy Statement are qualified in their entirety by reference to the complete text of the 2020 Plan; see Exhibit 10.1 hereto for the complete text of the 2020 Plan.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a) The Annual General Meeting of Shareholders of the registrant was held on May 11, 2020.

(b) The shareholders elected Director nominees John J. Amore, Juan C. Andrade, William F. Galtney, Jr., John A. Graf, Merly Hartzband, Gerri Losquadro, Roger M. Singer, Joseph V. Taranto and John A. Weber; appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020; approved, by non-binding advisory vote, the 2019 compensation paid to the Company’s Named Executive Officers and approved the 2020 Everest Re Group, Ltd. Stock Incentive Plan.

The votes cast with respect to each such matter are as follows:

Total Shares Represented at the Meeting in Person or Proxy 41,911,737

Election of directors each to serve a one year period to expire at the 2021 Annual General Meeting of Shareholders

	VOTES FOR	AGAINST	ABSTAIN	NON-VOTES	UNCAST
Election of directors each to serve a one year period to
expire at the 2021 Annual General Meeting of Shareholders

John J. Amore	40,068,507	758,509	42,926	1,041,795	-
Juan C. Andrade	40,308,162	520,418	41,362	1,041,795	-
William F. Galtney, Jr.	38,052,208	2,775,814	41,920	1,041,795	-
John A. Graf	40,309,238	518,884	41,820	1,041,795	-
Meryl Hartzband	40,772,341	66,096	31,505	1,041,795	-
Gerri Losquadro	40,425,724	413,333	30,885	1,041,795	-
Roger M. Singer	40,250,359	577,439	42,144	1,041,795	-
Joseph V. Taranto	39,792,132	1,034,411	43,399	1,041,795	-
John A. Weber	38,863,009	1,964,983	41,950	1,041,795	-

Appointment of PricewaterhouseCoopers LLP as the Company’s
independent registered public accounting firm for the year ending
December 31, 2020	39,886,062	1,976,279	49,396	-	-

Approval, by non-binding advisory vote, of the 2019 compensation
paid to the Company’s Named Executive Officers	38,409,410	2,420,820	39,712	1,041,795	-

Approval of the Everest Re Group, Ltd. 2020 Stock Incentive Plan	39,191,225	1,640,217	38,500	1,041,795	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVEREST RE GROUP, LTD.

By:	/s/ Craig Howie
Craig Howie
Executive Vice President and
Chief Financial Officer

Dated: May 15, 2020

EXHIBIT INDEX

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number	Description of Document	Page No.

10.1	Everest Re Group, Ltd. 2020 Stock
	Incentive Plan	5